UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Angeion Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANGEION CORPORATION
350 Oak Grove Parkway
Saint Paul, Minnesota 55127-8599
(651) 484-4874

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
Wednesday, August 22, 2007

Notice is hereby given that a Special Meeting of Shareholders of Angeion Corporation (the “Company”) will be held at Angeion’s offices located at 350 Oak Grove Parkway, Saint Paul, Minnesota 55127, on Wednesday, August 22, 2007 at 2:00 p.m. local time, for the following purposes:

1.               To approve the Angeion Corporation 2007 Stock Incentive Plan;

2.               To approve the Company’s Amended and Restated Articles of Incorporation; and

3.               To transact any other business that may properly come before the Special Meeting or any adjournment or postponement.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Special Meeting.

The Board of Directors has fixed the close of business on June 29, 2007 as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

Since a majority of the outstanding shares of the Company’s common stock must be represented either in person or by proxy to constitute a quorum for the conduct of business, please sign, date and return the enclosed proxy card promptly.

By Order of the Board of Directors,

Rodney A. Young
Director, President and Chief Executive Officer

Saint Paul, Minnesota

July 10, 2007

PLEASE REMEMBER TO SIGN AND RETURN YOUR PROXY.

ANGEION CORPORATION
350 Oak Grove Parkway
Saint Paul, Minnesota 55127-8599

PROXY STATEMENT

The Board of Directors of Angeion Corporation, a Minnesota corporation (the “Company”), is soliciting your proxy for use at a Special Meeting of Shareholders to be held on Wednesday, August 22, 2007, and at any adjournment or postponement thereof.  This Proxy Statement and the enclosed form of proxy will be mailed to shareholders commencing on or about July 11, 2007.

GENERAL INFORMATION

Voting

Each share of the Company’s common stock is entitled to one vote.  You may vote your shares in person by attending the Special Meeting or you may vote by proxy.  If you vote by proxy, you must sign, date and return the enclosed proxy card in the envelope provided, or follow the instructions on the proxy card to vote by telephone or the Internet.

The Company encourages you to take advantage of telephone or Internet voting because of their ease and efficiency.

If you sign and return the proxy card on time, the individuals named on the proxy card will vote your shares as you have directed.  If you do not specify on your proxy card how you want your shares voted, the individuals named on the enclosed proxy card will vote your shares as follows:

1.               FOR Proposal 1 — Approval of the Angeion Corporation 2007 Stock Incentive Plan; and

2.               FOR Proposal 2 — Approval of the Angeion Corporation Amended and Restated Articles of Incorporation.

Quorum and Vote Requirements

The total number of shares outstanding and entitled to vote at the meeting as of June 29, 2007 consisted of 4,078,280 shares of common stock, $.10 par value.  Each share of common stock is entitled to one vote.  Only shareholders of record at the close of business on June 29, 2007 will be entitled to notice of, and to vote at, the Special Meeting.  A quorum, consisting of a majority of the shares of common stock entitled to vote at the Special Meeting, must be present in person or by proxy before action may be taken at the Special Meeting.  If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor or against such matter.  If an executed proxy is returned by a broker holding shares in “street name” indicating that the broker does not have discretionary authority as to certain shares to vote on one or more matters, these shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to these matters.

The two proposals and any other business that as may properly come before the Special Meeting will be approved by the affirmative vote of the holders of a greater of (a) a majority of shares of common stock present at the Special Meeting, either in person or by proxy, and entitled to vote on that proposal or (b) the majority of the minimum number of shares of common stock which would constitute a quorum for transacting business at the Special Meeting of Shareholders.

Revoking a Proxy

If you give a proxy and later wish to revoke it before it is voted, you may do so by:

1.               sending written notice to the Secretary of the Company at the address indicated in this Proxy Statement;

2.               submitting a properly signed proxy with a later date; or

3.               voting in person at the Special Meeting.

A proxy not properly revoked will be voted as indicated on the proxy.

Solicitation

The Company will pay the costs and expenses of solicitation of proxies.  In addition to the use of the mails, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, but such persons will not be specifically compensated for such services.  We have engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support for a services fee that we do not expect to exceed $7,000.

Proposal 1

Approval of the Angeion Corporation 2007 Stock Incentive Plan

Shareholders are asked to approve the Company’s 2007 Stock Incentive Plan (the “2007 Plan”) to provide stock incentive awards in the form of options (incentive and non-qualified), stock appreciation rights, restricted stock, restricted stock units, performance stock, performance units, and other awards in stock and cash.  The 2007 Plan permits the issuance of up to 250,000 shares of the Company’s common stock.  Effective immediately upon approval of the 2007 Plan by the Company’s shareholders, the Company’s 2002 Stock Option Plan (the “Prior Plan”) will be amended by the 2007 Plan to eliminate the Company’s authority to grant any new awards or options under the Prior Plan, including awards or options that become available for issuance as a result of cancellation or forfeiture of previously granted awards or options.

The 2007 Plan, as originally proposed for shareholder approval at the May 23, 2007 Annual Meeting, authorized the issuance of up to 600,000 shares, but was defeated by the Company’s shareholders at the Annual Meeting.  A copy of the 2007 Plan with 250,000 shares authorized is attached as Exhibit A.

Information Regarding Equity Compensation Plans

The following table sets forth information regarding our equity compensation plans in effect as of October 31, 2006.  Each of our equity compensation plans is an “employee benefit plan” as defined by Rule 405 of Regulation C of the Securities Act of 1933.

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares of common stock remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders:
Stock Option Plan	619,750	$5.04	9,200
Employee Stock Purchase Plan	4,437	4.11	76,813
Total	624,187	$5.03	86,013

The Company has two equity compensation plans, both of which have been approved by its shareholders: 2002 Stock Option Plan and 2003 Employee Stock Purchase Plan.

Securities Authorized for Issuance Under 2002 Stock Option Plan at June 29, 2007

As of June 29, 2007, there were 371,450 shares subject to issuance upon exercise of outstanding stock options under our 2002 Stock Option Plan referred to in the table above, at a weighted average exercise price of $5.15 per share, and with a weighted average remaining life of 7.46 years.  As of June 29, 2007, there were 9,200 shares available for future issuance under this plan.

Purpose of the 2007 Plan

The purpose of the 2007 Plan is to attract and retain talented and experienced people, closely link employee compensation with performance realized by shareholders, and reward long-term results with long-term compensation.  If approved, the 2007 Plan will permit the Company, under supervision of the Board, to grant stock incentive awards to current and new employees holding key management and technical positions, non-employee directors of the Company, and key external service providers of the Company and its subsidiaries.

The 2007 Plan:

•                  does not permit option re-pricing or re-granting of shares that are turned back to pay the exercise price or to satisfy the holder’s tax obligations;

•                  permits the Company, as a condition to new awards, to cancel and recover amounts received by employees as compensation or under stock incentive awards in the event financial mismanagement is discovered, or the employee violates Company policies or agreements, such as a non-compete or non-disclosure agreement.

Key Terms of the 2007 Plan

The following is a brief summary of the key terms of the 2007 Plan, which is described in more detail below.

Key Plan Features	Description
Plan Term	• August 22, 2007 to August 21, 2014

Eligible Participants

•  employees in key management and technical positions of the Company and any subsidiary as determined by the Board

•  non-employee members of the Board of Directors

•  key service providers of the Company or any subsidiary

Total Shares Authorized	• 250,000 shares of common stock for all types of stock incentive awards during the term of the plan

Individual Share Limits	• up to 250,000 shares for all incentive stock options during the term of the plan
• up to 250,000 shares for restricted stock awards during the term of the plan
• up to 250,000 shares for all stock incentive awards to non-employee Directors during the term of the plan
• up to 100,000 shares per person per year under all stock incentives
• up to an additional 25,000 shares for stock incentives to a newly-hired key employee

Type of Stock Incentive Awards	• incentive and non-qualified stock options with an exercise period no longer than ten years
• restricted stock and restricted stock units
• stock appreciation rights
• performance stock and performance units

Key Plan Features	Description
• other awards in stock or cash

Vesting and exercise	• determined by Board or Committee based on service (time vesting) or upon achievement of performance targets (performance vesting) or both
• all non-performance awards vest upon a change in control
• objective performance criteria in the 2007 Plan, if approved by shareholders, will permit deductibility of executive officer awards as performance based compensation under Code Section 162(m)

Permissible features	• forfeiture and recoupment of prior award values for financial mismanagement or other breaches of responsibilities to the Company
• possession of restricted stock and restricted stock units by the Company until restrictions lapse
• dividend and dividend equivalents on awards may be paid currently or deferred
• options may be exercised with previously acquired shares

Features not permitted without Shareholder approval	• increase the number of shares reserved or any of the limits stated in the 2007 Plan
• extend the term of the 2007 Plan
• re-price stock options or stock appreciation rights
• re-grant shares tendered for stock option exercise or payment of taxes

Who is Eligible for Stock Incentive Awards

Employees who hold key management and technical positions with the Company or any subsidiary, non-employee members of the Board of Directors and key service providers to the Company and its subsidiaries are eligible to receive awards under the 2007 Plan.  The Board or the Compensation Committee will determine which employees and other eligible persons will be awarded stock incentives under the 2007 Plan.  Currently, the Company has five non-employee Board members and approximately 25 key management and technical employees.

Types of Stock Incentives to be Awarded

Subject to the limits under the 2007 Plan, the Board has the discretionary authority to determine the size of the award, the type of award, and if it will be tied to meeting performance-based requirements or will vest over time.  For executive officers, the performance-based requirements for vesting in an award may be designed to comply with Section 162(m) of the Internal Revenue Code to permit the Company to deduct the value of the award for income tax purposes.  The Committee will have the authority to determine the levels of annual grants of restricted stock and non-qualified stock options to be awarded each year to non-employee directors upon their election at the annual meeting of shareholders.  Under the 2007 Plan, the total number of restricted stock grants and non-qualified options granted each year at the annual shareholders meeting may not exceed 20,000 shares per non-employee director.  In addition to the annual grant, the Committee has the ability to grant awards at times other than the annual meeting.

The types of awards that may be made under the 2007 Plan are similar to those under the Prior Plan and are as follows:

•                  Incentive stock options and non-qualified stock options:    the right to purchase shares where value is based on the appreciation in the underlying shares in excess of an exercise price, which right may be exercised by the holder during the term of the option, unless earlier terminated upon certain events, such as for cause.  The exercise price may be paid in cash or in previously owned shares or by other means permitted by the Board.

•                  Stock appreciation rights:   a contractual right to the increase in the value of the underlying shares subject to the award that does not require payment based on the fair market value at time of grant, but which pays the appreciation in stock value when elected by the holder in the form of whole shares or cash, or a combination of both.

•                  Restricted stock and restricted stock units:   awards of stock that do not require purchase, but that are not immediately available to the recipient until certain restrictions lapse, either based on time or upon achievement of performance related criteria.  Restricted units may vest earlier than the date the shares are actually paid in exchange for the units, which may result in a deferral of income.  The holder of restricted stock is entitled to vote those shares.  The Board may determine whether, with respect to restricted stock, to pay dividends on those shares to the holder or to defer dividends.  Restricted stock units are not outstanding until paid in stock and therefore do not have voting or dividend rights.

•                  Performance shares and performance units:   awards of restricted or unrestricted stock that are issued to the recipient only upon satisfaction of performance based criteria.

•                  Other awards:   additional opportunities to reward participants through payment of cash or stock as a bonus, or as deferred compensation, or for other purposes for which stock will provide a meaningful incentive.

Adjustments to Stock Incentives for Corporate Transactions

In the event of a stock dividend, recapitalization, stock split, reorganization, merger, spin-off, repurchase or exchange of the Company’s common stock or similar event effecting the Company’s stock, the Board may in its discretion adjust the number and kind of shares granted under the 2007 Plan, including the number and exercise price of shares subject to outstanding options or stock appreciation rights, and to adjust restricted stock, restricted stock units, performance stock and performance share units and other awards.

Exercise Price for Stock Options

The exercise price of stock options granted under the 2007 Plan may not be less than the fair market value of the Company’s common stock on the date of grant.  No option may have a term longer than ten years.  No option may be repurchased or exchanged for a lower priced option.

Effect on Termination of Employment on Stock Incentives

Subject to certain exceptions requiring earlier termination, stock options will expire and cannot be exercised 90 days after the termination of a participant’s employment, except upon death, disability or retirement in which case they can be exercised up to 180 days after termination of employment.  Prior to that time, only options that have become exercisable under their terms, based on either service based or performance based vesting, may be exercised.  The Board may, at any time after an option award is granted, vest part or all of the unvested options as it deems appropriate.

Restricted stock and restricted stock units will be forfeited if not vested when the participant terminates employment, including upon death, disability or retirement.  The Board may also accelerate vesting at any time after the restricted stock incentive is awarded.

For options and restricted stock, restricted stock units, performance stock and performance units, the Board may elect not to accelerate options that would otherwise vest only upon achievement of performance criteria if those targets have not been achieved, or the performance period has not expired.

Effect of a Change in Control on Stock Incentives

Stock options become fully exercisable and restricted stock and restricted stock units automatically become fully vested upon the occurrence of a change in control as defined in the 2007 Plan, except that awards based on performance criteria where the performance period has not yet closed at the time of a change in control will not automatically accelerate.  The Board may require options or stock appreciation rights be exercised prior to the change in control, may pay cash or other securities to cancel awards in connection with the change in control, or may provide for the successor to substitute its stock for outstanding awards.

Transferability of Stock Incentives

Stock options, restricted stock, restricted stock units, performance stock, and performance units, as well as other awards under the 2007 Plan that are vested at the time of the death of the participant, are transferable only by the participant’s last will and testament or applicable state laws on decent and distribution.  Restricted stock, restricted stock units, performance stock and performance units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse or the performance targets have been achieved.

Administration

The Board, or the Compensation Committee if one is in operation, will administer the 2007 Plan.  The Board will select employees who receive awards, determine the number of shares covered by each award, and establish the other terms and conditions consistent with the limitations contained in the 2007 Plan.  The Board may also interpret the 2007 Plan, may establish and amend terms of existing stock incentive awards, except that if the participant is adversely affected by the amendment, the participant must also consent.

To the extent required by law or desired for tax purposes, awards to executive officers will be made only by persons who qualify as outside directors under securities and tax laws.  The Board may delegate to an executive officer all or part of its responsibilities to make awards, other than the authority to make awards to other executive officers.

Amendments to the 2007 Plan

The Board may amend or suspend the 2007 Plan at any time. Any amendment in one or more of the following categories will not be permitted without the approval of the shareowners:

•                                          an increase in the number of shares that may be issued under the 2007 Plan, or a change in any other limit on various types of awards;

•                  the re-pricing of outstanding stock options; or

•                  amending the maximum shares that may be granted as awards to any participant.

Tax Consequences of Stock Incentives to Participants and the Company

Options.  Stock options granted under the 2007 Plan may either be granted as incentive stock options, which are governed by Internal Revenue Code Section 422, or as non-qualified stock options, which are governed by Internal Revenue Code Section 83.  Generally, no federal income tax is payable by the participant upon the grant of an incentive stock option and no deduction is taken by the Company.  If certain holding periods are met, the exercise of an incentive stock option does not result in taxation to the participant; rather, the participant is taxed only at the time of sale.  If the shares have been held for at least one year after the date of exercise and at least two years from the date of grant of the option, the participant will be taxed on any appreciation in excess of the exercise price as long-term capital gains.  In that event, the Company is not entitled to a deduction for the amount of the capital gains.

Under current tax laws, if a participant exercises a non-qualified stock option, the participant will be taxed on the difference between the fair market value of the stock on the exercise date and the exercise price and, thereafter, the participant would receive capital gains on any appreciation in stock value after the exercise date, depending upon the length of time the participant held the stock after exercise.  When the option is exercised, the Company will be entitled to corresponding tax deduction.

Restricted and Performance Stock and Units.  Awards of restricted stock and restricted stock units, performance stock and performance units under the 2007 Plan generally are not subject to federal income tax when awarded, unless the participant properly elects to accelerate the tax recognition.  Restricted stock is generally subject to ordinary income tax at the time the restrictions lapse and performance stock is taxed at the time the performance targets are met.  Restricted stock units and performance units are generally subject to ordinary tax at the time of payment, even if vested earlier.  The Company is entitled to a corresponding deduction at the time the participant recognizes taxable income on the restricted or performance stock or units.

Level of Option Grants to Officers Under the 2007 Plan

The Board and the Compensation Committee have not yet determined the level of options that will be granted to officers and other employees under the 2007 Plan.

Required Vote and Board of Directors Recommendation

The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote on this matter at the meeting is required for the adoption and approval of the 2007 Plan.

The Board of Directors Recommends that Shareholders Vote “For” the Proposal to
Adopt and Approve the Angeion Corporation 2007 Stock Incentive Plan.

Proposal 2

Approval of the Angeion Corporation Amended and Restated Articles of Incorporation

The Company is proposing for shareholder approval the Angeion Corporation Amended and Restated Articles of Incorporation.  The Articles are being amended only to eliminate the provisions listed below.  Each of these provisions of the Articles was included as a result of the terms of the Plan of Reorganization (“Plan of Reorganization”) approved by the United States Bankruptcy Court in the District of Minnesota in connection with Angeion’s emergence from Chapter 11 Bankruptcy in October 2002.  None of these provisions has any continuing effect in the Company Articles.  The proposed Amended and Restated articles would eliminate the following provisions:

•                  The limitation on the ability of the Company to issue any non-voting shares, which limitation expired on November 1, 2003;

•                  The ability of the Creditors’ Committee (“Committee”) formed under the Plan of Reorganization to appoint and elect four directors at any time, which right by its terms expired on January 1, 2006;

•                  The requirement that at least one serving director is a designee of the Committee, which right expired by its terms on January 1, 2006; and

•                  The requirement that unanimous vote of the Designee or Designees of the Committee be obtained for a merger with or into another entity or the sale of all or substantially all of the assets of the Company, which right expired by its terms on January 1, 2006.

Other than the elimination of these provisions, there are no substantive changes in the Amended and Restated Articles.

The Board of Directors Recommends that Shareholders Vote “For” the Proposal to
Approve the Angeion Corporation Amended and Restated Articles of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of June 29, 2007 concerning beneficial ownership of the common stock of the Company by (i) the only shareholders known by the Company to own more than five percent of the common stock of the Company, (ii) each director of the Company, (iii) each Named Executive Officer listed in the Summary Compensation Table and (iv) all executive officers and directors of the Company, as a group.  Unless otherwise indicated, all persons listed below may be reached at the Company’s office.

Name of Beneficial Owner	Shares Beneficially Owned	Options Exercisable Within 60 Days	Total (1)	Percent of Class
Healthinvest Partners (2) Arsenalsgatan 4 SE-111 47 Stockholm, Sweden	320,347	—	320,347	7.9%

Arnold A. Angeloni (3)	3,817	39,000	42,817	1.0%

John R. Baudhuin(3)	600	—	600	*

K. James Ehlen, M.D. (3)	—	19,000	19,000	*

Dale H. Johnson (4)	—	37,800	37,800	*

John C. Penn (3)	3,105	29,000	32,105	*

Philip I. Smith(3)	—	—	—	—

Rodney A. Young(3)(4)	11,402	104,000	115,402	2.8%

All executive officers and directors as a group (7 persons)	18,924	228,800	247,724	5.8%

*Indicates ownership of less than one percent.

1.               Except as noted, all shares beneficially owned by each person as of the record date were owned of record, and each person had sole voting power and sole investment power for all such shares beneficially held.

2.               Based on Form 13D filed by Healthinvest Partners on May 21, 2007.

3.               Serves as a director of the Company and nominated for election to the Board of Directors.

4.               Serves as an executive officer of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended October 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is biographical and other information on the current executive officers of the Company.  Mr. Young’s biographical information is set forth above under “Information About Directors.”

Name of Officer	Age	Title

Rodney A. Young	52	President and Chief Executive Officer

Dale H. Johnson	62	Chief Financial Officer

Dale H. Johnson, CPA, inactive, was appointed Chief Financial Officer in January 2000.  Prior to joining the Company, Mr. Johnson served as the Chief Financial Officer of Medical Graphics from March 1997 to December 1999.  From 1995 to 1997, Mr. Johnson served as a consultant to various companies in financial distress.  From 1994 to 1995, he served as Chief Financial Officer to Larson Companies, a privately owned group of heavy truck dealerships.  From 1991 to 1994, he served as Chief Financial Officer to National Marrow Donor Program.  From 1971 to 1986, he served as Chief Financial Officer for the Pepsi subsidiary of MEI Corporation.  In 1986, PepsiCo, Inc. acquired MEI Corporation and thereafter Mr. Johnson served as Area Chief Financial Officer to PepsiCo, Inc.  During the previous five years, he worked as an accountant with Arthur Andersen & Co. and served as a finance officer in the United States Army.  Mr. Johnson holds a B.A. in Economics and Accounting from St. John’s University and is a Certified Public Accountant, inactive.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth the cash and non-cash compensation for the years ended October 31, 2006, 2005 and 2004 earned by, or awarded to Mr. Young who served as the Chief Executive Officer of the Company and the only other executive officer of the Company whose total cash compensation exceeds $100,000 (“Named Executive Officers”) in 2006.

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Period/ Year	Salary ($)	Bonus ($)	Other Annual Compensation	Restricted Stock Awards ($)	Securities Underlying Options (#)	All Other Compensation
Rodney A. Young	2006	263,942	275,000	—	—	12,000	7,200
President and	2005	236,154	34,000	—	—	50,000	7,200
Chief Executive	2004	69,885	20,849	—	—	81,000	2,188
Officer

Dale H. Johnson	2006	144,117	75,077	—	—	4,500	—
Chief Financial	2005	133,163	9,555	—	—	10,000	—
Officer	2004	127,498	18,653	—	—	—	—

1.               All Other compensation amounts represent an automobile allowance paid by the Company.

2.               Mr. Young served as Executive Vice President from July 6 through October 31, 2004 and became President and Chief Executive Officer on November 1, 2004.

Grants of Stock Options

The Company adopted the Angeion Corporation 2002 Stock Option Plan (“2002 Stock Option Plan”) on October 25, 2002, the effective date of the Plan of Reorganization.  During the year ended October 31, 2006, the Company granted 48,000 options to purchase the Company’s stock to employees and 45,000 options to directors.  The following table provides information concerning grants of options to purchase the Company’s common stock made during the year ended October 31, 2006 to the Named Executive Officers.

Option/SAR Grants in the Year Ended October 31, 2006

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% Of Total Options Granted to Employees in 2006	Exercise Price Per Share ($/share)	Expiration Date

Rodney A. Young	12,000	25.0	5.08	5/25/2016

Dale H. Johnson	4,500	9.4	5.08	5/25/2016

Exercises of Stock Options and Year-End Option Values

The following table provides information concerning option exercises during 2006 and the value of exercisable and unexercisable options held by Named Executive Officers as of October 31, 2006.  The value of unexercised in-the-money options is based on the closing price of Angeion common stock on October 31, 2006 of $10.69 per share, minus the exercise price, multiplied by the number of shares issuable upon exercise of the options.

Aggregated Option Exercises in the Year Ended October 31, 2006

And Year End Option Values

			Number of Securities Underlying Unexercised		Value of Unexercised In-the-
	Shares		Options at		money Options at October 31,
	acquired on	Value	October 31, 2006 (#)		2006 ($)
Name	exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Rodney A. Young	—	—	143,000	—	$887,000	—

Dale H. Johnson	—	—	42,300	—	243,000	—

Employment and Change of Control Agreements

In June 2004, the Company entered into a written employment agreement with Rodney A. Young under which Mr. Young agreed to serve as Executive Vice President of the Company effective July 6, 2004.  Mr. Young also agreed to be appointed President and Chief Executive Officer beginning November 1, 2004.  In exchange for his service, Mr. Young currently receives an annual salary of $302,500, and is entitled to earn an annual cash bonus ranging from 22.5% to 100% of his annual salary, based upon achievement of certain objectives in a bonus plan established by the Board of Directors.  On July 3, 2007, the Company and Mr. Young entered into an amended employment agreement that continues the terms listed above.  Mr. Young’s employment agreement may be terminated upon 60 days written notice by either party, upon notice by the Company of termination “for cause” or upon the event of Mr. Young’s death or disability.  The agreement also contains a non-compete provision for one year after the termination of Mr. Young’s employment.  The amended employment agreement also provides that in the event that Young’s employment is terminated without cause, other than in a change in control situation, Mr. Young would be entitled to a lump sum payment of one-year Base Salary, plus the annual incentive bonus for that fiscal year at target performance on a pro rata basis, if and when other senior management of the Company are paid a bonus based on achievement of goals at or above target for that year.

Each of Mr. Young and Mr. Johnson also has rights under respective change in control agreements with the Company.  Under these agreements, if an officer’s employment is terminated during a period of twenty-four months following a Change-in-Control of the Company (i) by the Company other than for Cause or death, or (ii) by the officer for Good Reason (as these terms are defined in the agreements), then he will be entitled to the specified benefits.  Under his agreement, Mr. Young would be is entitled a lump-sum payment equal to two times his base salary plus a one year bonus at target.  Under his agreement, Mr. Johnson would be entitled to one year’s salary.  If the officer’s employment is terminated prior to the Change-in-Control, the officer also will be entitled to Change-in-Control benefits if the termination was a condition of the Change-in-Control or was at the request or insistence of a person related to the Change-in-Control.  If such a termination had occurred at October 31, 2006, the amount payable to Mr. Young pursuant to his agreement would have been approximately $324,000 and the amount payable to Mr. Johnson would have been approximately $192,000.  Based upon the new employment agreement with Mr. Young, his payment as of July 3, 2007 would be approximately $755,000.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors establishes the compensation for executive officers of the Company and acts on other matters relating to their compensation as it deems appropriate and typically meets one to four times per year.  During fiscal 2006, the Compensation Committee consisted of three non-employee directors and held one meeting.  In addition, the Board of Directors held one special Board meeting for the purpose of addressing executive compensation matters.  The members of the Compensation Committee during fiscal 2006 were Messrs. Angeloni, Ehlen (Chair) and Penn.  The Compensation Committee also administers, with respect to all eligible recipients, the Company’s 2002 Stock Option Plan and determines the participants in the Plan and the amount, timing and other terms and conditions of awards under the Plan.

Compensation Philosophy and Objectives

The Compensation Committee is committed to the general principle that overall executive compensation should be commensurate with performance by the Company and the individual executive officers, and the attainment of predetermined individual and corporate goals.  The primary objectives of the Company’s executive compensation program are to:

•                  Reward the achievement of desired Company and individual performance goals;

•                  Provide compensation that enables the Company to attract and retain key executives; and

•                  Provide compensation opportunities that are linked to performance of the Company and that directly link the interests of executives with the interests of shareholders.

The Company’s executive compensation program provides a level of compensation opportunity that is competitive for companies in comparable industries and of comparable development, complexity and size.  In determining compensation levels, the Compensation Committee considers a number of factors, including Company performance, both separately and in relation to other companies competing in the Company’s markets; the individual performance of each executive officer; historical compensation levels and stock option awards at the Company; and the overall competitive environment for executives and the level of compensation necessary to attract and retain key executives.  Compensation levels may be greater or less than competitive levels in comparable companies based upon factors such as Special and long-term Company performance and individual performance.

During 2006, the Compensation Committee engaged Launch Venture Services to assist the Committee in developing a compensation philosophy and studied the compensation of executive officers.  With the assistance of Launch Venture Services, the Company developed a philosophy and took the action below.

Base Salary

Base Pay is set on a conservative basis around the 25th percentile of comparable companies, with opportunities to reach industry median based primarily on individual experience and contributions, while taking into account the overall financial health of the Company.  Mr. Young’s salary was $275,000 in fiscal 2006 and was increased by the Board to $302,500 effective on November 1, 2006.

Special Incentives

Special cash incentives are linked to achievement of key business objectives, primarily earnings before interest, taxes, depreciation and amortization, and revenue growth.  Payouts will be available under Special incentive plans if threshold performance goals established by the Board are met.  If achievements of all business objectives for a year are achieved, payouts are intended to be competitive in the industry.  Substantial overachievement against all goals established by the Board creates a payout opportunity around the upper quartile of comparable companies.  Pursuant to this philosophy, the Company adopted the 2006 Management Incentive Bonus Plan (the “2006 Bonus Plan”).  The 2006 Bonus Plan provided for the payment of cash compensation to eligible employees, including the Company’s executive officers, upon achievement of predetermined objectives.  The 2006 Bonus Plan provided that bonuses would be earned during 2006 if the Company achieved

•                  Specified levels of earnings before interest, taxes, depreciation and amortization, (50% weighting);

•                  Specified levels of revenues from sales of the Company’s MedGraphics brand cardiorespiratory diagnostic products, (30% weighting); and

•                  Specified levels of revenues from sales of the Company’s New Leaf brand cardiorespiratory diagnostic products, (20% weighting).

On January 2, 2007, the Board of Directors authorized payouts under the 2006 Bonus Plan.  Although the Company did not maximize one of the elements in the 2006 Bonus Plan, the Company significantly surpassed the 2006 Bonus Plan objectives in other areas, and the Board determined that the Company’s overall performance and achievement of record revenues and income before taxes merited the additional bonus consideration.  Mr. Young received a bonus payment of $275,000 and Mr. Johnson received a bonus payment of $75,077.

The Company has adopted the 2007 Bonus Plan with a formula similar to the 2006 Bonus Plan.  Set forth below are the threshold, target and maximum payouts for the Company’s officers under the 2007 Bonus Plan.

	Range of Payouts Under the 2007 Bonus Plan if Objectives are met
Name	Threshold	Target	Maximum

Rodney A. Young	$68,063	$128,563	$302,500

Dale H. Johnson	27,591	39,415	78,831

Equity Compensation

The Company’s equity compensation practices are designed to be around median in the industry over time, and provide significant compensation opportunities only in conjunction with substantial shareholder returns on a sustained basis.  Stock options are used to enable key executives to participate in a meaningful way in the success of the Company and to link their interests directly with those of the shareholders.  The number of stock options granted to executives is based upon a number of factors, including base salary level and the base salary level relative to those of other companies in the Company’s industry, the number of options previously granted, and individual and Company performance during the year.  The Company granted 48,000 options to purchase the Company’s stock to employees during the year ended October 31, 2006.  Messrs. Young and Johnson were granted 12,000 and 4,500 options to purchase the Company’s stock for 2006, respectively.

Members of the Compensation Committee:
Arnold A. Angeloni	K. James Ehlen, M.D. (Chair)	John C. Penn	Philip I. Smith

Compensation of Directors

During 2005, the Board of Directors adopted a new policy for cash and equity compensation to be paid to members of the Board of Directors and committees of the Board of Directors effective as of September 15, 2005.  On July 3, 2007, the Board amended that policy and established additional retainers for persons serving as chairs of the Board or Committee for fiscal 2007.  The Company believes this compensation policy is in line with compensation paid to directors of comparable companies, recognizes the workload and responsibilities of the board and committee members and will enable Angeion to attract qualified directors when needed.  The board compensation plan in effect during fiscal 2007 is detailed below.  The Compensation Committee and full Board intend to review the compensation of non-employee directors annually and establish by resolution the equity and non-equity compensation of employee directors each year.

•      Each non-employee director will continue to receive a retainer of $12,000 per year.  Board meeting fees will continue to be $1,000 per board meeting and $500 per committee meeting if the committee meeting is held on a day other than the board meeting.  Retainers and Board fees will be paid quarterly in arrears within 30 days of the end of the quarter.

•      The annual retainer for the Board Chair has been increased to $10,000 per year while the Chair of Audit and Compensation Committees will each receive an annual retainer of $7,000 per year, effective May 1, 2007, to be paid quarterly in arrears within 30 days of the end of the quarter.

•      Upon appointment, each new non-employee director will be granted a seven-year stock option grant for 10,000 shares, vesting one-third on each of the first, second, and third anniversary dates of election as a director.  Option grants to Mr. Smith and Mr. Baudhuin for 10,000 shares will be granted on the date of the approval by the shareholders of the 2007 Plan, and their options will vest one-third on the first anniversary of their appointment to the Board, November 1, 2007 in the case of Mr. Smith, and March 1, 2008 in the case of Mr. Baudhuin.

•      Each non-employee director will receive an annual seven-year stock option grant for 10,000 shares on the date the shareholders approve the 2007 Plan, with the option vesting one-third on the first, second, and third anniversary of the Board election.  Therefore, the first one-third of the options would vest on May 22, 2008, the anniversary of the date of the 2007 Annual Meeting of Shareholders at which these the directors were elected.

OTHER INFORMATION

Cost and Method of Solicitation

The Company will pay the cost of soliciting proxies and may make arrangements with brokerage firms, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of common stock.  The Company will reimburse them for reasonable out-of-pocket expenses.  In addition to solicitation by mail, directors, officers and employees of the Company may solicit by telephone, electronic transmission or in person proxies.

Other Matters

As of the date of this Proxy Statement, management knows of no other matters that may come before the 2007 Special Meeting.  However, if matters other than those referred to above should properly come before the 2007 Special Meeting, the individuals named on the enclosed proxy card intend to vote such proxy in accordance with their best judgment.

By Order of the Board of Directors,

Rodney A. Young
Director, President and Chief Executive Officer

Exhibit A

ANGEION CORPORATION

2007 STOCK INCENTIVE PLAN

SECTION 1

PURPOSE

The purpose of the Plan is to enable Angeion Corporation (the “Company”) and its Subsidiaries to attract and retain employees, directors and service providers of the Company by aligning financial interests of these individuals with the other shareholders of the Company.

The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units, and Other Awards to aid the Company in obtaining these goals, subject to the approval by the shareholders on August 22, 2007.

SECTION 2

DEFINITIONS

2.1           BOARD means the Board of Directors of the Company.

2.2                                 CAUSE means, unless otherwise defined in the Stock Incentive Agreement or in a separate agreement with the Participant that governs Stock Incentives granted under this Plan, a felony conviction of a Participant or a material violation of any Company policy, including, without limitation, any policy contained in the Company’s Code of Conduct, or due to embezzlement from or theft of property belonging to the Company, regardless of when facts resulting in a finding of Cause are discovered by the Company.

2.3                                 CODE means the Internal Revenue Code of 1986, as amended from time to time, or any successor statue.

2.4                                 COMMITTEE means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan.  If no Committee is established, then the functions of the Committee will be performed by the full board.

2.5                                 COMPANY means Angeion Corporation, a corporation organized under the laws of the State of Minnesota (or any successor corporation).

2.6                                 DISABILITY means a physical or mental condition resulting from a bodily injury or disease or mental disorder rendering a person incapable of continuing to perform the essential employment duties of the person at the Company as these duties existed immediately prior to the bodily injury, disease or mental disorder.

2.7                                 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

2.8                                 EXERCISE PRICE means the price that will be paid to purchase one Share upon the exercise of an Option granted under this Plan.

2.9                                 FAIR MARKET VALUE of one Share of Common Stock on any given date will be determined by the Committee as follows:

(a)                                  if the Common Stock is listed for trading on one of more national securities exchanges, or is traded on the Nasdaq Stock Market, the last reported sales price on the principal exchange or the Nasdaq Stock Market on the date in question, or if the Common Stock did not trade on the principal exchange or on the Nasdaq Stock Market on the date, the last reported sales price on the principal exchange or the Nasdaq Stock Market on the first day prior thereto on which the Common Stock was traded; or

(b)                                 if the Common Stock is not listed for trading on a national securities exchange or the Nasdaq Stock Market, but is traded in the over-the-counter market the OTC Bulletin Board, the closing bid price for the Common Stock on the date in question, or if there is no bid price for the Common Stock on the date, the closing bid price on the first day prior thereto on which the price existed; or

(c)                                  if neither (a) or (b) is applicable, with respect to any Option intended to qualify as an ISO, by any fair and reasonable determination made in good faith by the Committee, and, with respect to any other Stock Incentive that is intended to be exempt from the requirements of Code Section 409A, a value determined by the reasonable application of a reasonable valuation method as defined in regulations promulgated under Code Section 409A, Inclusion in Gross Income of Deferred Corporation under Nonqualified Deferred Compensation Plan which determination will be final and binding on all parties.

2.10                           INDEPENDENT DIRECTOR means a member of the board who is not otherwise an employee of the Company or any Subsidiary.

2.11                           INSIDER means an individual who is, on the relevant date, an officer, member of the Board or ten percent beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.12                           ISO means an Option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code Section 422, Incentive Stock Options, as an incentive stock option.

2.13                           KEY EMPLOYEE means any employee of the Company or any Subsidiary holding a key management or technical position as determined by the Committee.

2.14                           KEY PERSON means a person, other than a Key Employee, who is

(a)                                  a member of the Board; or

(b)                                 a service provider providing bona fide services to the Company or any Subsidiary who is eligible to receive Shares that are registered on SEC Form S-8.

2.15                           NQSO means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code Section 422.

2.16                           OPTION means an ISO or a NQSO.

2.17                           OUTSIDE DIRECTOR means a member of the Board who is not an employee and who qualifies as

(a)                                  a “non-employee director” under Rule 16b-3(b)(3) under the Exchange Act, as amended from time to time, and

(b)                                 an “outside director” under Code Section 162(m) and the regulations promulgated under Section 162(m).

2.18                           PARTICIPANT means a Key Person or Key Employee who is designated to receive an award under the Plan by the Committee.

2.19                           PERFORMANCE-BASED EXCEPTION means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.20                           PERFORMANCE PERIOD means the period during which a performance goal must be attained with respect to a Stock Incentive that is performance based, as determined by the Committee.

2.21                           PERFORMANCE STOCK means an award of Shares granted to a Participant that is subject to the achievement of performance criteria, either as to the delivery of the Shares or the calculation of the amount deliverable as a result of achieving a level of performance over a specified Performance Period, or any combination thereof.

2.22                           PERFORMANCE UNITS means a contractual right granted to a Participant to receive a Share (or cash equivalent) upon achievement of performance criteria or a level of performance over a specified Performance Period that are deliverable either at the end of the Performance Period or at a later time.

2.23                           PLAN means the Angeion Corporation 2007 Stock Incentive Plan, as it may be amended from time to time.

2.24                           QUALIFYING EVENT means, with respect to a Participant, the Participant’s death, Disability or Retirement.

2.25                           RESTRICTED STOCK AWARD means an award of Shares granted to a Participant under this Plan that is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

2.26                           RESTRICTED STOCK UNIT means a contractual right granted to a Participant under this Plan to receive a Share (or cash equivalent) that is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

2.27                           RETIREMENT means retirement from active employment with the Company and any subsidiary or parent corporation of the Company on or after age 65 or such other age as the Committee may determine.

2.28                           SHARE or COMMON STOCK means a share of the common stock of the Company.

2.29                           STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan under which the individual, without payment to the Company (except for any applicable withholding or other taxes), receives Shares, or other consideration as the Committee may determine, in an amount equal to

(a)                                  the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised

(b)                                 over the specified price per Share noted in the Stock Appreciation Right, for each Share subject to the Stock Appreciation Right.

2.30                           STOCK INCENTIVE means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit, a Stock Appreciation Right, a Performance Stock or Performance Unit or cash.

2.31                           STOCK INCENTIVE AGREEMENT means a document issued by the Company or a Subsidiary to a Participant evidencing an award of a Stock Incentive.

2.32                           SUBSIDIARY means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.33                           TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent of the total combined voting power of all classes of shares of stock of either the Company or a Subsidiary.

SECTION 3

SHARES SUBJECT TO STOCK INCENTIVES

3.1                                 The aggregate number of Shares that may be issued under the Plan is 250,000 Shares, subject to adjustment as provided in Section 10.  Effective immediately upon the approval of this Plan by the shareholders of the Company, the Company’s 2002 Stock Option (the “Prior Plan”) is amended by this Plan to eliminate the authority and discretion of the Board, the Compensation Committee of the Board and any executive officer of the Company to grant any new awards or options (or to amend any previously granted award or option to increase the number of shares) under the Prior Plan, including with respect to any shares that would become available for issuance as a result of the cancellation or forfeiture of shares under any previously granted awards or options.  Within the aggregate limit specified above and subject to adjustment as provided in Section 10:

(a)                                  No more than 250,000 Shares may be used for Incentive Stock Options;

(b)                                 No more than 250,000 Shares may be used for Stock Incentives for non-employee Directors; and

(c)                                  No more than 250,000 Shares may be used for Restricted Stock Awards.

All Shares will be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares that have been reacquired by the Company.

3.2                                 For purposes of determining the limits described in this Plan, in particular this Section 3, Shares covered by a Stock Incentive will not be counted as used unless and until actually delivered to a Participant.  In addition, the following principles will apply in determining the number of Shares under any applicable limit:

(a)                                  Shares tendered in payment of the Exercise Price of an Option will not be added back to the limit;

(b)                                 Shares withheld by the Company to satisfy the tax withholding obligation will not be added back to the limit;

(c)                                  Shares that are repurchased by the Company with the proceeds of exercised Options will not be added back to the limit;

(d)                                 All Shares covered by a Stock Appreciation Right that is settled in Shares will reduce the applicable limits; and

(e)                                  Any Stock Incentive that is settled in cash will not reduce the applicable limits.

3.3                                 Subject to adjustment pursuant to Section 10, no Participant may be granted any Stock Incentive covering an aggregate number of Shares in excess of 100,000 in any calendar year.  Notwithstanding the foregoing, in connection with his or her initial service, a Participant may be granted Stock Incentives covering not more than 25,000 Shares that will not count against the limit set forth in the preceding sentence.

SECTION 4

EFFECTIVE DATE

The effective date of this Plan is August 22, 2007, which is the date on which the shareholders of the Company originally approved the Plan.

SECTION 5

ADMINISTRATION

5.1           GENERAL ADMINISTRATION.

The Committee will administer this Plan.  The Committee, acting in its absolute discretion, will exercise the powers and take the action expressly called for under this Plan.  The Committee will have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take other action in the administration and operation of the Plan as it deems equitable under the circumstances.  The Committee’s actions are binding on the Company, on each affected Participant, and on each other person directly or indirectly affected by actions.

5.2           AUTHORITY OF THE COMMITTEE.

Except as limited by law or by the Articles of Incorporation or By-laws of the Company, and subject to the provisions herein, the Committee will have full power to select Participants in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and Stock Incentives.

Further, the Committee may make all other determinations that may be necessary or advisable for the administration of the Plan.  The Committee may seek the assistance of any persons as it may see fit in carrying out its routine administrative functions concerning the Plan.

5.3           DELEGATION OF AUTHORITY.

The members of the Committee and any other persons to whom authority has been delegated by the Committee will be appointed from time to time by, and serve at the discretion of, the Board.  The Committee may appoint one or more separate committees ( “Subcommittee”) composed of two or more Outside Directors of the Company (who may but need not be members of the Committee) and may delegate to any Subcommittee or to one or more executive officers of the Company the authority to grant Stock Incentives, or to administer the Plan or any aspect of it.  Only the Committee may grant Stock Incentives that may meet the Performance-Based Exception, and only the Committee may grant Stock Incentives to Insiders that may be exempt from Section 16(b) of the Exchange Act.  Notwithstanding any provision of this Plan to the contrary, the Board may assume the powers and responsibilities granted to the Committee or other delegatee at any time, in whole or in part.

5.4           DECISIONS BINDING.

All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee will be final, conclusive and binding on all persons, including the Company, its shareholders, members of the Board, Participants, and their estates and beneficiaries.

SECTION 6

ELIGIBILITY

Participants selected by the Committee will be eligible for the grant of Stock Incentives under this Plan, but no Participant will have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Eligible Recipient.

SECTION 7

TERMS OF STOCK INCENTIVES

7.1           TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

(a)                                  Grants of Stock Incentives.  The Committee, in its absolute discretion, may grant Stock Incentives under this Plan from time to time and will have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives.  The Committee will not have the right to

(i)                                     lower the Exercise Price of an existing Option,

(ii)                                  take any action that would be treated as a “repricing” under generally accepted accounting principles, or

(iii)                               cancel an existing Option at a time when its Exercise Price exceeds the fair market value of the underlying stock subject to the Option in exchange for another Option, a Restricted Stock Award, or other equity in the Company (except as provided in Sections 10 and 11).

Stock Incentives will be granted to Participants selected by the Committee, and the Committee will be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Participants, or to grant all Stock Incentives subject to the same terms and conditions.

(b)                                 Shares Subject to Stock Incentives.  The number of Shares as to which a Stock Incentive will be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan, and to any other restrictions contained in this Plan.

(c)                                  Stock Incentive Agreements.  Each Stock Incentive will be evidenced by an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the Stock Incentives granted.  The Stock Incentive Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.  The Committee will have sole discretion to modify the terms and provisions of Stock Incentive Agreements in accordance with Section 12 of this Plan.

(d)                                 Date of Grant.  The date a Stock Incentive is granted will be the date on which the Committee

(i)                                     has approved the terms and conditions of the Stock Incentive Agreement,

(ii)                                  has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and

(iii)                               has taken all other action necessary to direct the grant of the Stock Incentive.

(e)                                  Vesting of Stock Incentives.  Stock Incentives under the Plan may have restrictions on the vesting or delivery of and, in the case of Options, the right to exercise, that lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate, such as the attainment of performance goals determined by the Committee, including but not limited to one or more of the performance criteria listed in Section 13.  If the Award is intended to meet the Performance-Based Exception, the attainment of these performance goals must be certified in writing by the Committee prior to payment thereof.  Until the end of the period(s) of time specified in the vesting schedule or the satisfaction of any performance criteria, the Shares subject to the Stock Incentive Award will remain subject to forfeiture.

(f)                                    Acceleration of Vesting of Stock Incentives.  The Committee will have the power to permit, in its sole discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of these restrictions with respect to any part or all of the Shares awarded to a Participant.  The Committee may, however, grant Stock Incentive Awards precluding accelerated vesting in order to qualify the Stock Incentive Awards for the Performance-Based Exception.

(g)                                 Dividend Equivalents.  The Committee may grant dividend equivalents to any Participant.  The Committee may establish the terms and conditions to which the dividend equivalents are subject.  Dividend equivalents may be granted only in connection with a Stock Incentive.  Under a dividend equivalent, a Participant will be entitled to receive currently, or in the future, payments equivalent to the amount of dividends paid by the Company to holders of common stock with respect to the number of dividend equivalents held by the Participant.  The dividend equivalent may provide for payment in Shares or in cash, or a fixed combination of Shares or cash, or the Committee may reserve the right to determine the manner of payment at the time the dividend equivalent is payable.  Any dividend equivalent on a Stock Incentive that is intended to be exempt from Code Section 409A must be stated in a separate arrangement.

(h)                                 Transferability of Stock Incentives.  Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Stock Incentive granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution.  Except as otherwise provided in a Participant’s Stock Incentive Agreement, during the Participant’s lifetime, only the Participant may exercise any Option or Stock Appreciation Right unless the Participant is incapacitated in which case the Option or Stock Appreciation Right may be exercised by, and any other Stock Incentive may be payable to, the Participant’s legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances.  The determination of incapacity of a Participant and the identity of an appropriate representative of the Participant to exercise the Option or receive any other benefit under a Stock Incentive if the Participant is incapacitated will be determined by the Committee.

(i)                                     Deferral Elections.  The Committee may permit or require Participants to elect to defer the issuance of Shares or the settlement of awards in cash under this Plan pursuant to rules, procedures, or programs as it may establish from time to time.  The Committee may not, however, in establishing the terms and provisions of any Stock Incentive, or in exercising its powers under this Article:

(i)                                     create any arrangement that would constitute an employee pension benefit plan as defined in ERISA Section 3(3) unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees; or

(ii)                                  create any arrangement that would constitute a deferred compensation plan as defined in Code Section 409A unless the arrangement complies with Code Section 409A and regulations promulgated thereunder or unless the Committee, at the time of grant, specifically provides that the Stock Incentive is not intended to comply with Section 409A of the Code.

7.2           TERMS AND CONDITIONS OF OPTIONS.

(a)                                  Grants of Options.  Each grant of an Option will be evidenced by a Stock Incentive Agreement that specifies whether the Option is an ISO or NQSO, and incorporate other terms as the Committee deems consistent with the terms of this Plan and, in the case of an ISO, necessary or desirable to permit the Option to qualify as an ISO.  The Committee or the Company may modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though the modification may change the Option from an ISO to a NQSO.

(b)                                 Termination of Employment.  Except as provided in the Option Agreement or a separate agreement with the Participant that governs Options granted under this Plan, or as otherwise provided by the Committee:

(i)                                     if the Participant’s employment (or in the case of a non-employee, the Participant’s service) with the Company and a Subsidiary ends before the Options vest, the Participant will forfeit all unvested Options; and

(ii)                                  any Option held by the Participant may thereafter be exercised to the extent it was exercisable at the time of termination, but may not be exercised after 90 days after the termination, or the expiration of the stated term of the Options, whichever period is the shorter.  In the event a Participant’s employment with the Company or any Subsidiary is terminated for Cause, all unexercised Options granted to the Participant will immediately terminate.

(c)                                  Death, Disability and Retirement.  Except as provided in the Option Agreement or a separate agreement with the Participant that governs Options granted under this Plan, and except as otherwise provided by the Committee:

(i)                                     if a Qualifying Event occurs before the date or dates on which Options vest, the Participant will forfeit all unvested Options; and

(ii)                                  any Option held by the Participant may thereafter be exercised to the extent it was exercisable at the time of the Qualifying Event, but may not be exercised after 180 days after the Qualifying Event, or the expiration of the stated term of the Options, whichever period is the shorter.

(d)                                 Exercise Price.  Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price must be specified in the applicable Stock Incentive Agreement.  With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price may not be less than the Fair Market Value of a Share on the date the ISO is granted.  With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price may not be less than one hundred ten percent of the Fair Market Value of a Share on the date the ISO is granted.

(e)                                  Option Term.  Each Option granted under this Plan will be exercisable in whole or in part at the time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement may:

(i)                                     make an Option exercisable prior to the date the Option is granted or after it has been exercised in full; or

(ii)                                  make an Option exercisable after the date that is

(A)                              the tenth anniversary of the date the Option is granted, if the Option is a NQSO or an ISO granted to a non-Ten Percent Shareholder, or

(B)                                the date that is the fifth anniversary of the date the Option is granted, if the Option is an ISO granted to a Ten Percent Shareholder.

Options issued under the Plan may become exercisable based on the service of a Participant, or based upon the attainment (as determined by the Committee) of performance goals, including but not limited to goals established pursuant to one or more of the performance criteria listed in Section 13.  Any Option that is intended to qualify for the Performance Based Exception must have its performance goals determined by the Committee based upon one or more of the performance criteria listed in Section 13, and must have the attainment of these performance goals certified in writing by the Committee.

(f)                                    Payment.  The Exercise Price of Shares acquired pursuant to an Option must be paid, to the extent permitted by applicable statutes and regulations by delivering to the Company or its designated agent, either:

(i)                                     in cash or by check at the time the Option is exercised or

(ii)                                  at the discretion of the Committee at the time of the grant of the Option (or subsequently in the case of an NQSO)

(A)                              by delivery (or by attestation) of other Shares,

(B)                                according to a deferred payment or other similar arrangement with the Participant, including use of a promissory note (except for executive officers and Directors of the Company to the extent these loans and similar arrangements are prohibited under Section 402 of the Sarbanes-Oxley Act of 2002),

(C)                                pursuant to a “same day sale” program exercised through a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board so long as the Company’s equity securities are registered under Section 12 of the Exchange Act, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, or

(D)                               by some combination of the foregoing.

(g)                                 Unless otherwise specifically provided in the Option, the Exercise Price of Shares acquired pursuant to an Option that is paid by delivery (including by attestation) of other Shares acquired, directly or indirectly from the Company, may be paid only by Shares that have been held for more than six months (or any longer or shorter period of time required to avoid the options being a liability award for financial accounting purposes).  Notwithstanding the foregoing, with respect to any Participant who is an Insider, a tender of shares or, if permitted by applicable law, a cashless exercise must

(i)                                     have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or

(ii)                                  be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.  Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods will be subsequent transactions approved by the original grant of an Option.  Except as provided above, payment will be made at the time that the Option or any part thereof is exercised, and no Shares may be issued or delivered upon exercise of an Option until full payment has been made by the Participant.  The holder of an Option, as such, will have none of the rights of a shareholder.

(h)                                 ISO Tax Treatment Requirements.  With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of the Option) of stock with respect to which the Option is exercisable for the first time by any individual during any calendar year exceeds $100,000, to the extent of the excess, the Option will not be treated as an ISO in accordance with Code Section 422(d).  The rule of the preceding sentence is applied as set forth in Treas.  Reg.  Section 1.422-4 and any additional guidance issued by the Treasury thereunder.  Also, with respect to any Option that purports to be an ISO, the Option will not be treated as an ISO if the Participant disposes of shares acquired thereunder within two years from the date of the granting of the Option or within one year of the exercise of the Option, or if the Participant has not met the requirements of Code Section 422(a)(2).

7.3           TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

(a)                                  Grants of Restricted Stock Awards.  Shares awarded pursuant to Restricted Stock Awards will be subject to restrictions as determined by the Committee for periods determined by the Committee.  The Committee may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.

(b)                                 Termination of Employment.  Except as provided in the Restricted Stock Agreement or a separate agreement with the Participant covering the Restricted Stock granted under this Plan, if the Participant’s employment (or in the case of a non-employee, the Participant’s service) with the Company and a Subsidiary ends for any reason other than a Qualifying Event before any restrictions lapse, the Participant will forfeit all unvested Restricted Stock Awards, unless the Committee determines that the Participant’s unvested Restricted Stock Awards vest as of the date of the event.

(c)                                  Death, Disability and Retirement.  Except as provided in the Restricted Stock Agreement or a separate agreement with the Participant covering Restricted Stock granted under this Plan:

(i)                                     if a Qualifying Event occurs before the date or dates on which restrictions lapse, the Participant will forfeit all unvested Restricted Stock Awards, unless the Committee determines that the Participant’s unvested Restricted Stock Awards vest as of the date of the event; and

(ii)                                  in the case of Restricted Stock Awards that are based on performance criteria then, as of the date on which the Qualifying Event occurs, the Participant will be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs.  The Committee may grant Restricted Stock Awards precluding partial awards, however, when a Qualifying Event occurs in order to qualify the Restricted Stock Awards for the Performance-Based Exception.

(d)                                 Voting, Dividend & Other Rights.  Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards will be entitled to vote and to receive dividends during the periods of restriction of their Shares to the same extent as these holders would have been entitled if the Shares were unrestricted Shares.

7.4           TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

(a)                                  Grants of Restricted Stock Units.  A Restricted Stock Unit will entitle the Participant to receive one Share at a future time and upon such terms as specified by the Committee in the Stock Incentive Agreement evidencing the award.  The Committee may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment.

(b)                                 Termination of Employment.  Except as provided in the Restricted Stock Unit Agreement or a separate agreement with the Participant covering the Restricted Stock Unit granted under this Plan, if the Participant’s employment with the Company and a Subsidiary ends before the Restricted Stock Units vest, the Participant will forfeit all unvested Restricted Stock Units, unless the Committee determines that the Participant’s unvested Restricted Stock Units vest as of the date of the event.

(c)                                  Death, Disability and Retirement.  Except as provided in the Restricted Stock Unit Agreement or a separate agreement with the Participant covering the Restricted Stock Unit granted under this Plan:

(i)                                     if a Qualifying Event occurs before the date or dates on which restrictions lapse, the Participant will forfeit all unvested Restricted Stock Units, unless the Committee determines that the Participant’s unvested Restricted Stock Units vest as of the date of the event; and

(ii)                                  in the case of Restricted Stock Units that are based on performance criteria, then as of the date on which the Qualifying Event occurs, the Participant will be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs.  The Committee may, however, grant Restricted Stock Units precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Units for the Performance-Based Exception.

(d)                                 Voting, Dividend & Other Rights.  Holders of Restricted Stock Units will not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units, and, unless the applicable Stock Incentive Agreement provides otherwise, the holder of a Restricted Stock Unit will not be entitled to any dividend equivalents (as described in Section 7.1(g)).

7.5           TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a)                                  Grants of Stock Appreciation Rights.  A Stock Appreciation Right will entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a specified price.  The specified price for a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, will not be less than the Exercise Price for Shares that are the subject of the Option.  In the case of any other Stock Appreciation Right, the specified price will not be less than 100% of the Fair Market Value of the Shares at the time the Stock Appreciation Right was granted.  If related to an Option, the exercise of a Stock Appreciation Right will result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

(b)                                 Payment.  Upon exercise of a Stock Appreciation Right, the Company will pay to the Participant the appreciation with Shares (computed using the aggregate Fair Market Value of Shares on the date of payment or exercise) or in cash, or in any combination thereof as specified in the Stock Incentive Agreement or, if not specified, as the Committee determines.  To the extent that a Stock Appreciation Right is exercised, the specified price will be treated as paid in Shares for purposes of Section 3.

(c)                                  Termination of Employment.  Except as provided in the Stock Appreciation Rights Agreement or a separate agreement with the Participant that governs Stock Incentives granted under this Plan, or as otherwise provided by the Committee:

(i)                                     if the Participant’s employment (or in the case of a non-employee, the Participant’s service) with the Company and Subsidiary ends before the Options vest, the Participant will forfeit all unvested Stock Appreciation Rights; and

(ii)                                  any Stock Appreciation Rights held by the Participant may thereafter be exercised to the extent it was exercisable at the time of the termination, but may not be exercised after 90 days after the termination, or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter.  In the event a Participant’s employment with the Company or any Subsidiary is terminated for Cause, all unexercised Stock Appreciation Rights granted to the Participant will immediately terminate.

(d)                                 Death, Disability and Retirement.  Except as provided in the Stock Appreciation Rights Agreement or a separate agreement with the Participant that governs Stock Incentives granted under this Plan, and except as otherwise provided by the Committee:

(i)                                     if a Qualifying Event occurs before the date or dates on which Stock Appreciation Rights vest, the Participant will forfeit all unvested Stock Appreciation Rights; and

(ii)                                  any Stock Appreciation Rights held by the Participant may thereafter be exercised to the extent it was exercisable at the time of the Qualifying Event, but may not be exercised after 180 days after the Qualifying Event, or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter.

(e)                                  Special Provisions for Tandem Stock Appreciation Rights.  A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised.  A Stock Appreciation Right granted in connection with an ISO

(i)                                     will expire no later than the expiration of the underlying ISO,

(ii)                                  may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised,

(iii)                               may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and

(iv)                              may be exercised only

A.                                   when the underlying ISO could be exercised and

B.                                     when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

7.6           TERMS AND CONDITIONS OF PERFORMANCE STOCK AND PERFORMANCE UNITS.

(a)                                  Awards of Performance Stock and Performance Units.  Performance Stock and Performance Units will become payable to a Participant upon achievement of performance criteria as determined by the Committee.  Each award will specify the number of Performance Stock or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors.  No adjustment will be made in the case of a grant that is intended to qualify for the Performance-Based Exception, however, other than as provided in Section 13.  Any grant of Performance Stock or Units may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee at the date of grant.

(b)                                 Payment.  Each grant will specify the time and manner of payment of Performance Stock or Performance Units that have been earned.  Any Performance Stock award will be payable in Shares.  Any Performance Unit award may specify that the amount payable with respect thereto may be paid by the Company in cash, in Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among cash or Shares.

7.7           OTHER AWARDS.

(a)                                  Other awards may, subject to limitations under applicable law, be granted to any Participant denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of the Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof, or any other factors designated by the Committee.  The Committee will determine the terms and conditions of these awards.

(b)                                 Cash awards, as an element of or supplement to any other Stock Incentives granted under this Plan, may also be granted to Participants on terms and conditions as determined by the Committee pursuant to Plan.

(c)                                  Shares may be granted to a Participant as a bonus, or in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to terms as the Committee may determine.

(d)                                 Participants designated by the Committee may be permitted to reduce compensation otherwise payable in cash in exchange for Shares or other Stock Incentives under the Plan.

7.8           INDEPENDENT DIRECTOR GRANTS.

(a)                                  Notwithstanding any other provisions of this Plan, a grant of Restricted Stock or NQSO, or any combination of the same, will be made to each Independent Director on the date of each regular annual meeting of shareholders of the Company at which such Independent Director is elected or re-elected to the Board.  Except as provided in (a), (b), (c), (d), (e), (f), and (g) below, the number of Shares subject to this Restricted Stock Award or NQSO and other terms governing the Restricted Stock Award or NQSO will be determined by the Committee in its sole discretion prior to such annual meeting of shareholders.  No Independent Director may be granted Restricted Stock Awards or NQSOs covering an aggregate number of Shares in excess of 20,000 at any regular annual shareholders meeting pursuant to the terms of this Section 7.8.  The following terms will be applied to the grants to Independent Directors under this Section 7.8:

(b)                                 Subject to Section 7.8(c) and Section 7.8(f), each Restricted Stock Award to an Independent Director will vest as to all Shares one year from the date of grant (subject to such shorter or longer vesting period as determined by the Committee prior to the annual meeting of shareholders).

(c)                                  Except as provided in the Restricted Stock Award or a separate agreement with the Independent Director, if an Independent Director granted a Restricted Stock Award under this Section ceases to be a director of the Company for any reason other than Cause, the Independent Director will forfeit all unvested Restricted Stock Awards, unless the Committee determines that the Independent Director’s unvested Restricted Stock Awards will vest as of the date of the event.

(d)                                 Subject to Sections 7.8(e) and Section 7.8(f), NQSOs granted to Independent Directors will be exercisable in full six months after the date of grant of the NQSO and will expire seven years from the date of grant of the NQSO (subject to such shorter or longer expiration period as determined by the Committee prior to the annual meeting).  The Exercise Price per Share will be the Fair Market Value of one Share on the date of grant.

(e)                                  In the event that an Independent Director granted a NQSO under this Section ceases to be a director of the Company for any reason other than Cause, the Independent Director, or in the case of death or Disability, the Independent Director’s guardians, administrators or personal representatives, will have the right to exercise the NQSO granted under this Section at any time for the remainder of the term of the NQSO to the extent of the number of shares the Independent Director was entitled to purchase under the Option on the date of such termination, subject to the condition that no NQSO will be exercisable after the expiration of the term of the NQSO.

(f)                                    In the event an Independent Director ceases to be a director for any reason constituting Cause, any NQSO granted under this Section will terminate as of the date of the action constituting Cause and any Restricted Stock Award will be forfeited to the Company without payment of any consideration therefor as of the date of such action constituting Cause.

(g)                                 The Committee, in its discretion, may, in addition to the Restricted Stock Award and NQSOs provided above, grant any additional Stock Incentive to all Independent Directors or to any individual Independent Director, (including a grant at the time the person joins the Board) if the grant is solely for substantial services performed or to be performed by the Independent Director as determined in good faith by the Committee.

SECTION 8

SECURITIES REGULATION

8.1           LEGALITY OF ISSUANCE.

No Share may be issued under this Plan unless and until the Committee has determined that all required actions have been taken to register the Share under the Securities Act of 1933 or the Company has determined that an exemption therefrom is available, any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied, and any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable, has been satisfied.

8.2           RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS.

Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, the restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.  If the offering and sale of Shares under the Plan is not registered under the Securities Act of 1933 and the Company determines that the registration requirements of the Securities Act of 1933 apply but an exemption is available that requires an investment representation or other representation, the Participant will be required, as a condition to acquiring Shares, to represent that the Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Securities Act of 1933, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel.  All Stock Incentive Agreements must contain a provision stating that any restrictions under any applicable securities laws will apply.

8.3           REGISTRATION OF SHARES.

The Company may, and intends to, but is not obligated to, register or qualify the offering or sale of Shares under the Securities Act of 1933 or any other applicable state, federal or foreign law.

SECTION 9

LIFE OF PLAN

No Stock Incentive may be granted under this Plan on or after the earlier of:

(a)                                  the tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), or

(b)                                 the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Stock Unit) been issued or are no longer available for use under this Plan.

This Plan will continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.

SECTION 10

ADJUSTMENT

Notwithstanding anything in Section 12 to the contrary, in the event of a stock dividend, stock split, spin-off, rights offering, recapitalization through a large, nonrecurring cash dividend, or a similar equity restructuring of the Company, the Committee will adjust:

(a)                                  the number of Shares reserved under Section 3 of this Plan,

(b)                                 the limit on the number of Shares that may be granted subject to Stock Incentives during a calendar year to any individual under Section 3 of this Plan,

(c)                                  the number of Shares subject to certain Stock Incentives granted subject to Section 3 of the Plan,

(d)                                 the Exercise Price of any Options and the specified price of any Stock Appreciation Rights, or

(e)                                  any combination thereof,

in an equitable manner that will equalize the fair value of the previously granted Stock Incentives before and after the equity restructuring.

Furthermore, in the event of any corporate transaction described in Code Section 424(a) that provides for the substitution or assumption of Stock Incentives, the Committee will adjust such Stock Incentives in a manner that satisfies the requirements of Code Section 424(a)) as to

(a)                                  the number of Shares reserved under Section 3,

(b)                                 the limit on the number of Shares that may be granted subject to certain Stock Incentives during a calendar year to any individual under Plan;

(c)                                  the number of Shares subject to such Stock Incentives, and

(d)                                 the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights in the event of any corporate transaction described in Code Section 424(a) that provides for the substitution or assumption of such Stock Incentives.

If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, the fractional Share will be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan will be the next lower number of Shares, rounding all fractions downward.  An adjustment made under this Section by the Committee will be conclusive and binding on all affected persons and, further, will not constitute an increase in the number of Shares reserved under Section 3 or an increase in any limitation imposed by the Plan.

SECTION 11

CHANGE OF CONTROL OF THE COMPANY

11.1         CHANGE IN CONTROL.

“Change in Control” of the Company means a change in control that would be required to be reported in response to Item 6(e) on Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement, including, without limitation, if:

(a)                                  Any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(b)                                 During any period of two consecutive years (not including any period ending prior to the effective date of this Plan), the Incumbent Directors cease for any reason to constitute at least a majority of the Board.  The term “Incumbent Directors” means those individuals who are members of the Board of Directors on the effective date of this Plan and any individual who subsequently becomes a member of the Board (other than a director designated by a person who has entered into agreement with the Company to effect a transaction contemplated by Section 11.1(c)) whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the then Incumbent Directors; or

(c)                                  In the event:

(i)                                     the Company consummates a merger, consolidation, share exchange, division or other reorganization of the Company with any corporation or entity, other than an entity owned at least 80% by the Company, unless immediately after the transaction, the shareholders of the Company immediately prior to the transaction beneficially own, directly or indirectly 51% or more of the combined voting power of the resulting entity’s outstanding voting securities as well as 51% or more of the Total Market Value of the resulting entity, or in the case of a division, 51% or more of the combined voting power of the outstanding voting securities of each entity resulting from the division as well as 51% or more of the Total Market Value of each entity, in each case in substantially the same proportion as the shareholders owned shares of the Company prior to the transaction;

(ii)                                  the Company consummates an agreement for the sale or disposition (in one transaction or a series of transactions) of assets of the Company, the total consideration of which is greater than 51% of the Total Market Value of the Company; or

(iii)                               the Company adopts a plan of complete liquidation or winding up of the Company.

(d)                                 “Total Market Value” means the aggregate market value of the Company’s or the resulting entity’s outstanding common stock (on a fully diluted basis) plus the aggregate market value of the Company’s or the resulting entity’s other outstanding equity securities as measured by the exchange rate of the transaction or by any other method as the Committee determines where there is not a readily ascertainable exchange rate.

11.2         VESTING UPON A CHANGE IN CONTROL.

Except as otherwise provided in a Stock Incentive Agreement or as provided in the next sentence, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Incentives granted under this Plan, with respect to any Stock Incentive granted under this Plan that is not so assumed or substituted (a “Non-Assumed Stock Incentive”), the Stock Incentives will immediately vest and be exercisable and any restrictions thereon will lapse.  Notwithstanding the foregoing, unless the Committee determines at or prior to the Change in Control, no Stock Incentive that is subject to any performance criteria for which the performance period has not expired, will accelerate at the time of a Change in Control.

11.3         DISPOSITION OF STOCK INCENTIVES.

Except as otherwise provided in a Stock Incentive Agreement, the Committee, in its sole and absolute discretion, may, with respect to any or all of Non-Assumed Stock Incentives, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the 30 day period immediately preceding the date of the Change of Control, but only if the action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a)                                  Unilaterally cancel the Non-Assumed Stock Incentive in exchange for:

(i)                                     whole or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) or whole or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of:

(A)                              in the case of Options, the Shares that could be purchased subject to the Non-Assumed Stock Incentive less the aggregate Exercise Price for the Options with respect to the Shares;

(B)                                in the case of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units and Other Awards, Shares subject to the Stock Incentive determined as of the Action Effective Date (taking into account vesting), less the value of any consideration payable on exercise.

(ii)                                  cash or other property equal in value to the excess of the Fair Market Value of

(A)                              in the case of Options, the Shares that could be purchased subject to the Non-Assumed Stock Incentive less the aggregate Exercise Price for the Options with respect to the Shares or

(B)                                in the case of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units and Other Awards, Shares subject to the Stock Incentive determined as of the

Action Effective Date (taking into account vesting) less the value of any consideration payable on exercise.

(b)                                 In the case of Options, unilaterally cancel any Non-Assumed Option after providing the holder of the Option with

(i)                                     an opportunity to exercise the Non-Assumed Option to the extent vested within a specified period prior to the date of the Change of Control, and

(ii)                                  notice of the opportunity to exercise prior to the commencement of the specified period.  To the extent that the recipient of a Non-Assumed Stock Incentive is an Insider, however, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that the payment

(A)                              has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or

(B)                                is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.

(c)                                  Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor will be considered a subsequent transaction approved by the original grant of an Option.

11.4         GENERAL RULE FOR OTHER STOCK INCENTIVES.

If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive will be governed by applicable law and the documents effectuating the Change of Control.

SECTION 12

AMENDMENT OR TERMINATION

12.1         AMENDMENT OF PLAN.

This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate.  No amendment may be made absent the approval of the shareholders of the Company, however, if the amendment:

(a)                                  increases the number of Shares reserved under Section 3, except as set forth in Section 10,

(b)                                 extends the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7,

(c)                                  decreases the minimum Exercise Price under Section 7, or

(d)                                 changes the designation of Participant eligible for Stock Incentives under Section 6.  Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, or a change to the method of determining the Exercise Price of Options issued under the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system.

12.2         TERMINATION OF PLAN.

The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time.

12.3         AMENDMENT OF STOCK INCENTIVES.

The Committee has the right to modify, amend or cancel any Stock Incentive after it has been granted if

(a)                                  the modification, amendment or cancellation does not diminish the rights or benefits of the Participant under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive will not be deemed as a diminishment of rights or benefits of the Stock Incentive),

(b)                                 the Participant consents in writing to the modification, amendment or cancellation,

(c)                                  there is a dissolution or liquidation of the Company,

(d)                                 this Plan or the Stock Incentive Agreement expressly provides for the modification, amendment or cancellation, or

(e)                                  the Company would otherwise have the right to make the modification, amendment or cancellation by applicable law.

The Committee may, however, reform any provision in a Stock Incentive extended to be exempt from Code Section 409A to maintain to maximum extent practicable the original intent of the applicable provision without violating the provisions of Code Section 409A; If, however, no reasonably practicable reformation would avoid the imposition of any penalty tax or interest under Code Section 409A, no payment or benefit will be provided under the Stock Incentive and the Stock Incentive will be deemed null, void and of no force and effect, and the Company will have no further obligation in connection with the Stock Incentive.

SECTION 13

PERFORMANCE CRITERIA

13.1         PERFORMANCE GOAL BUSINESS CRITERIA.

Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section, the attainment of which may determine the degree of payout or vesting with respect to Stock Incentives to Key Employees and Key Persons pursuant to this Plan that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used by the Committee for purposes of grants must be chosen from among the following:

(a)                                  earnings per share;

(b)                                 net income (before or after taxes);

(c)                                  return measures (including, but not limited to, return on assets, equity or sales);

(d)                                 cash flow return on investments which equals net cash flows divided by owners equity;

(e)                                  earnings before or after interest,  taxes, depreciation and amortization;

(f)                                    gross revenues;

(g)                                 operating income (before or after taxes);

(h)                                 total shareholder return;

(i)                                     corporate performance indicators (indices based on the level of certain services provided to customers);

(j)                                     cash generation, profit or revenue targets;

(k)                                  growth measures, such as revenue growth;

(l)                                     ratios, such as expenses or market share;

(m)                               share price (including, but not limited to, growth measures and total shareholder return).  In setting performance goals using these performance measures, the Committee may establish absolute goals or goals relative to a peer group performance or other benchmark, and may exclude the effect of changes in accounting standards and non-recurring unusual events specified by the Committee, such as write-offs, capital gains and losses and acquisitions and dispositions of businesses; or

(n)                                 Any combination of any of these factors.

13.2         DISCRETION IN FORMULATION OF PERFORMANCE GOALS.

The Committee will have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals.  Stock Incentives that are intended to qualify for the Performance-Based Exception may not be adjusted upward, however, (although the Committee will retain the discretion to adjust the Stock Incentives downward).

13.3         PERFORMANCE PERIODS.

The Committee will have the discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive.  The period may be of any length, and must be established prior to the start of the period or within the first 90 days of the such period (provided that the performance criteria are not in any event set after 25% or more of the period has elapsed).

13.4         MODIFICATIONS TO PERFORMANCE GOAL CRITERIA.

In the event that the applicable tax or securities laws and regulatory rules and regulations change to permit Committee discretion to alter the governing performance measures noted above without obtaining shareholder approval of the changes, the Committee will have sole discretion to make changes without obtaining shareholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Stock Incentives that do not qualify for the Performance-Based Exception, the

Committee may make the grants without satisfying the requirements under Code Section 162(m) to qualify for the Performance-Based Exception.

SECTION 14

MISCELLANEOUS

14.1         SHAREHOLDER RIGHTS.

Except as provided in Section 7.3 with respect to Restricted Stock Awards, or in a Stock Incentive Agreement, no Participant will have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive pending the actual delivery of Shares subject to the Stock Incentive to the Participant.

14.2         NO GUARANTEE OF CONTINUED RELATIONSHIP.

The grant of a Stock Incentive to a Participant under this Plan will not constitute a contract of employment or other relationship with the Company and will not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

14.3         WITHHOLDING.

The Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the grant or fulfillment of any Stock Incentive, an amount in Shares or cash sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan or any action taken by a Participant with respect to a Stock Incentive.  Whenever Shares are to be issued to a Participant upon exercise of an Option or Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock, Restricted Stock Unit, Performance Stock or Performance Units, the Company will have the right to require the Participant to remit to the Company, as a condition thereof, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise.  To the extent that a Participant is an Insider, however, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that the withholding of Shares

(a) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or

(b) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.

Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements will be a subsequent transaction approved by the original grant of a Stock Incentive.  In no event will payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

14.4         NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF ISO OPTIONS.

If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (a) the date two years after the date of grant of the Option, or (b) the date one year after the exercise of such Option, then the Participant will immediately notify the Company in writing of such sale or disposition and cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service.  The Participant acknowledges and agrees that he or she may be subject to federal, state and local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he or she will include the compensation from such early disposition in his or her gross income for federal tax purposes.  Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.

14.5         TRANSFERS & RESTRUCTURINGS.

The transfer of a Participant’s employment between or among the Company or a Subsidiary (including the merger of a Subsidiary into the Company) will not be treated as a termination of his or her employment under this Plan.  Likewise, the continuation of employment by a Participant with a corporation that is a Subsidiary will be deemed to be a termination of employment when the corporation ceases to be a Subsidiary.

14.6         LEAVES OF ABSENCE.

Unless the Committee provides otherwise, vesting of Stock Incentives granted hereunder will be suspended during any unpaid leave of absence.  A Participant will not cease to be an employee of the Company in the case of any leave of absence approved by the Company.  For purposes of ISOs, no leave may exceed 90 days unless reemployment upon expiration of the leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of the leave any ISO held by the Participant will cease to be treated as an ISO and if exercised thereafter will be treated for tax purposes as a NQSO.

14.7         GOVERNING LAW/CONSENT TO JURISDICTION.

This Plan will be construed under the laws of the State of Minnesota without regard to principles of conflicts of law.  Each Participant consents to the exclusive jurisdiction in the Hennepin County District Court for the determination of all disputes arising from this Plan and waives any rights to remove or transfer the case to another court.

14.8         ESCROW OF SHARES.

To facilitate the Company’s rights and obligations under this Plan, the Company reserves the right to appoint an escrow agent, who will hold the Shares owned by a Participant pursuant to this Plan.

14.9         IMPACT OF RESTATEMENT OF FINANCIAL STATEMENTS UPON STOCK INCENTIVES.

If any of the Company’s financial statements are required to be restated resulting from errors, omissions or fraud, the Committee may (in its sole discretion, but acting in good faith) direct that the Company recover all or a portion of any Stock Incentive with respect to any fiscal year of the Company the financial results of which are negatively affected by the restatement.  The amount to be recovered from the Participant will be the amount by which the Stock Incentive exceeded the amount that would have been payable to the Participant had the financial statements been initially filed as restated, or any greater or lesser amount (including, but not limited to, the entire award) that the Committee may determine.  In no event will the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law.  The Committee will determine whether the Company may effect any recovery

(a)                                  by seeking repayment from the Participant,

(b)                                 by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program or arrangement maintained by the Company or any of its affiliates,

(c)                                  by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices, or

(d)                                 by any combination of the foregoing.

14.10       FORFEITURE AND RECOUPMENT.

Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Stock Incentive Agreement that the Participant’s rights, payments, and benefits with respect to a Stock Incentive under this Plan may be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions.  These events may include, but will not be limited to, failure to accept the terms of the Stock Incentive Agreement, termination of employment or services under certain or all circumstances, violation of material Company policies, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreement that may apply to the Participant, or other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and its Subsidiaries.

14.11       NON-US PROVISIONS.

The Committee will have the authority to require that any Stock Incentive Agreement relating to a Stock Incentive in a jurisdiction outside of the United States contain terms as are required by local law in order to constitute a valid grant under the laws of the jurisdiction.  This authority will continue even if the requirements of the local jurisdiction may be different from or more restrictive than the terms set forth in this Plan.  No purchase or delivery of Shares pursuant to a Stock Incentive may occur until applicable restrictions imposed pursuant to this Plan or the applicable Stock Incentive have terminated.

EXHIBIT B

AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
ANGEION CORPORATION

Pursuant to the provisions of Chapter 302A of the Minnesota Statutes, known as the Minnesota Business Corporation Act, and amendments thereto, the following Amended and Restated Articles of Incorporation are adopted and shall supersede and take the place of the existing Articles of Incorporation and all amendments thereto.

ARTICLE I - NAME

The name of the corporation is Angeion Corporation.

ARTICLE II- REGISTERED OFFICE

The registered office of the corporation is located at 350 Oak Grove Parkway, Saint Paul, Minnesota 55127.

ARTICLE III - CAPITAL STOCK

The aggregate number of shares the corporation has authority to issue is Thirty Million (30,000,000) shares, which shall have a par value of $.01 per share solely for the purpose of any statute or regulation imposing a tax or fee based upon the capitalization of the corporation, and which will consist of Twenty Five Million (25,000,000) common shares, which shall have a par value of $.10 and Five Million (5,000,000) undesignated shares.  The Board of Directors of the corporation is authorized to establish from the undesignated shares, by resolution adopted and filed in the manner provided by law, one or more classes or series of shares, to designate each class or series (which may include but is not limited to designation as additional common shares), and to fix the relative powers, qualifications, restrictions, rights and preferences of each such class or series, including, without limitation, the right to create voting, dividend and liquidation rights and preferences greater than those of common stock.

ARTICLE IV - RIGHTS OF SHAREHOLDERS

Section 1. No Preemptive Rights. No shares of any class or series of the corporation will entitle the holders to any preemptive rights to subscribe for or purchase additional shares of that class or series or any other class or series of the corporation now or hereafter authorized or issued.

Section 2. No Cumulative Voting Rights. There is no cumulative voting by the shareholders of the corporation.

ARTICLE V - DIRECTORS

Section 1. Number, Term and Director Appointees. The business and affairs of this corporation will be managed by or under the direction of a Board of Directors consisting of not less than three or more than seven directors, as may be designated by the Board of Directors from time to time.  Each director will serve until a successor has been duly elected and qualified, unless the director earlier retires, resigns, dies or is removed.

Section 2. Vacancies. Any vacancies occurring in the Board of Directors for any reason, and any newly created directorships resulting from an increase in the number of directors, may be filled by a majority of the directors then in office.  Any directors so chosen will hold office until the next election of the class for which the directors have been chosen and until their successors are elected and qualified subject, however, to prior retirement, resignation, death or removal from office.

Section 3. Quorum. A majority of the members of the Board of Directors will constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.  The directors present at a duly organized meeting may continue to transact business until adjournment notwithstanding that the withdrawal of enough directors originally present leaves less than the number otherwise required for a quorum.

Section 4. Act of the Board.  The Board may take action by the affirmative vote of the greater of (1) a majority of the directors present at a duly held meeting at the time the action is taken, or (2) a majority of the minimum proportion or number of directors that would constitute a quorum for the transaction of business at the meeting.

Section 5. Written Action by Directors. Any action required or permitted to be taken at a meeting of the Board of Directors, or a committee thereof, may be taken by written action signed by all of the directors or, in cases where the action need not be approved by the shareholders, by written action signed by the number of directors that would be required to take the same action at a meeting of the Board or a committee thereof at which all directors were present.

ARTICLE VI- LIMITATION OF DIRECTOR LIABILITY

Section 1. Liability and Indemnification. No director shall be personally liable to the corporation or to its shareholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the laws of the State of Minnesota as the same may exist or may hereafter be amended. Any repeal or modification of the provisions of this Article shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

Any person who at any time shall serve or shall have served as a director, officer, or employee of the corporation, or of any other enterprise at the request of the corporation, and the heirs, executors and administrators of such person shall be indemnified by the corporation in accordance with, and to the fullest extent permitted by, the provisions of the Minnesota Business Corporation Act, as it may be amended from time to time.

Section 2. Insurance. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the Minnesota Business Corporation Act.

ANGEION CORPORATION

350 Oak Grove Parkway
Saint Paul, Minnesota 55127-8599

ANGEION CORPORATION SPECIAL MEETING OF SHAREHOLDERS

Wednesday, August 22, 2007
2:00 p.m. Minnesota time

Angeion Corporation 350 Oak Grove Parkway Saint Paul, Minnesota 55127-8599	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Rodney A. Young and Arnold A. Angeloni, or any of them, with power of substitution to each, as attorneys and proxies, and hereby authorizes them to represent the undersigned at the Special Meeting of Shareholders of Angeion Corporation to be held at the Company’s offices located at 350 Oak Grove Parkway, Saint Paul, Minnesota, on Wednesday, August 22, 2007 at 2:00 p.m. Minnesota time, and at any adjournment(s) or postponement(s) thereof, and to vote, as designated below, all shares of Common Stock of Angeion Corporation held of record by the undersigned on June 29, 2007 and which the undersigned would be entitled to vote at the Special Meeting, hereby revoking all former proxies.

See reverse for voting instructions

There are three ways to vote your Proxy	COMPANY #

Your telephone or Internet vote authorizes the Named
Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•                  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on August 21, 2007.

•                  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/angn/ — QUICK *** EASY *** IMMEDIATE

•                  Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on August 21, 2007.

•                  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Angeion Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or by Internet, please do not mail your Proxy Card.
\/  Please detach here  \/

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.     A Proposal to approve the Angeion Corporation 2007 Stock Incentive Plan.

☐ For	☐ Against	☐ Abstain

2.     A Proposal to approve the Angeion Corporation Amended and Restated Articles of Incorporation.

☐ For	☐ Against	☐ Abstain

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND 2.  PLEASE SIGN, DATE AND RETURN THIS PROXY FORM USING THE ENCLOSED ENVELOPE.

I plan to attend the meeting ☐	Address Change? Mark Box ☐
	Indicate changes below:	Date:

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy.  If held in joint tenancy, all persons must sign.  Trustees, administrators, etc., should include title and authority.  Corporations should provide full name of corporation and title of authorized officer signing the Proxy.